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                 DEBT ASSUMPTION, RELEASE AND SECURITY AGREEMENT

                              (1290 Excess Amount)
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                            Dated: October 10, 1996









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C/M:  11764.0001 346143.8

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                 DEBT ASSUMPTION, RELEASE AND SECURITY AGREEMENT




                  THIS DEBT ASSUMPTION, RELEASE AND SECURITY AGREEMENT (this "Agreement") made as of the 10th day of October, 1996, between 237/1290 UPPER TIER ASSOCIATES, L.P., a Delaware limited partnership (the "Company"), and O&Y NY BUILDING CORP., a Delaware corporation and O&Y EQUITY COMPANY, L.P., a Delaware limited partnership, as debtor and debtor in possession, both having an address c/o Olympia & York (U.S.A.), 237 Park Avenue, New York, New York 10017 (collectively referred to hereinafter as the "O&Y Partners"), and BANKERS TRUST COMPANY, a New York corporation having an office at Four Albany Street, New York, New York 10006 (the "Trustee").


                              W I T N E S S E T H:


                  WHEREAS, 237 Park Avenue Associates, L.L.C. and 1290 Associates, L.L.C. (collectively, the "Debtors") were the Debtors under Chapter 11 Case Nos. 96B42177 and 96B42178 filed with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court");

                  WHEREAS, the Debtors were the obligors under certain notes (the "Notes") in the original aggregate principal amount of $970,000,000, which Notes are secured by a first mortgage encumbering the properties described on Exhibit A attached hereto and made a part hereof (the "Properties") pursuant to a certain Mortgage Spreader and Consolidation Agreement and Trust Indenture dated as of March 20, 1984 between Fame Associates, O&Y Equity Corp., Olympia & York Holdings Corporation (the predecessors-in-interest to the Company), Olympia & York 2 Broadway Land Company, Olympia & York 2 Broadway Company and Manufacturers Hanover Trust Company (the predecessor-in-interest to the Trustee), as the same may have and may be amended from time to time (the "Indenture");

                  WHEREAS, the O&Y Partners are partners of the Company;

                  WHEREAS, pursuant to the order dated September 20, 1996, entered by the Bankruptcy Court confirming the plan of reorganization of the Debtors under Chapter 11 of the United States Bankruptcy Code (the "Plan of Reorganization"), (i) the O&Y Partners assumed the obligation of the Debtors to pay the 237 Excess Amount (being an amount equal to $60,000,000) pursuant to the 237 Assumption and Security Agreement and the Debtors were released from their obligation to repay such amount, (ii) the Debtors merged into the Company pursuant to the Merger Agreement and the Company thereby became the obligor under the Notes, and (iii) the Company, the O&Y Partners and the Trustee are entering into this Agreement to evidence (a) the assumption by the O&Y Partners of the Company's obligation to pay an amount (the "1290 Excess Amount") equal to the excess of (x) the full amount in the aggregate of all principal, interest, fees and charges due and owing as of April 23, 1996 (the "Petition Date") under the Indenture, the Notes and all documents and instruments related thereto after the prior assumption by the O&Y Partners of the 237 Excess Amount, over (y) $700,000,000, representing $202,603,492 of the $902,603,492 outstanding principal under the Indenture as of the Petition Date and all interest, fees and charges due and owing as of the Petition Date less the 237 Excess Amount previously assumed by the O&Y Partners, (b) the release by the Trustee of the Company from the obligation to repay the 1290 Excess Amount assumed by the O&Y Partners hereunder, and (c) the granting by the O&Y Partners to the Trustee of a security interest in their interests as partners

C/M:  11764.0001 346143.8

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in the Company to secure their obligation to pay the amounts assumed hereunder; and

                  WHEREAS, all terms not defined herein shall be as defined in the Plan of Reorganization;

                  NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the O&Y Partners and the Trustee covenant and agree as follows:

                  1. Assumption of Debt. The O&Y Partners, pursuant to the Plan of Reorganization, hereby assume the obligations of the Company to repay the 1290 Excess Amount and all interest and other charges which may hereafter accrue thereon (the "Assumed Debt"), on a pro rata basis with the Company's obligation to pay the remaining amount evidenced by the Notes and secured by the Indenture.

                  2. Security Interest. (a) As security for the O&Y Partners' obligation to repay the Assumed Debt in accordance with this Agreement, and the observance and performance by the O&Y Partners of all of the terms, covenants and provisions of this Agreement on the part of the O&Y Partners to be observed and performed, the O&Y Partners hereby transfer, pledge, assign, set over and grant to the Trustee, for the benefit of the Noteholders, a first priority perfected security interest in and to the following collateral wherever located, whether now existing or hereafter created or acquired (collectively, the "Collateral"):

         (i) all of the O&Y Partners' share, right, title or interest in and to the Company and in and to the assets of the Company and the business thereof, including without limitation, all tangible and intangible property and assets of any nature whatsoever owned by the Company or in which the Company has an interest, and the Company's goodwill, capital, profits and assets;

         (ii) all contract rights, accounts, instruments, documents, chattel papers, general intangibles, claims, powers, privileges, benefits and remedies of the O&Y Partners arising under or from any provision of the agreement of limited partnership of the Company or arising out of the O&Y Partners' partnership interests in the Company; and

         (iii)  all cash or non-cash proceeds of any of the foregoing.

                  (b) The O&Y Partners agree that the security interests granted by them under the 237 Assumption and Security Agreement in and to their membership interests in the Debtors shall attach to their interests in the Collateral and shall be co-equal in lien and priority with the security interests granted in paragraph (a) above.

                  3. Release from Debt. The Trustee (for itself and on behalf of the Noteholders) hereby releases the Company and each partner thereof from any obligation to repay any portion of the Assumed Debt (including, but not limited to, any obligation of a partner based on a deficit capital account of such partner). The foregoing release is without effect to the Company's obligation to pay the remaining outstanding principal balance under the Notes and secured by the Indenture (i.e. $700,000,000) and all interest and other charges which may hereafter accrue thereon or be payable in connection therewith. The Trustee hereby agrees that the obligation of the O&Y Partners to repay the Assumed Debt will no longer be secured by the lien of the Indenture encumbering the Properties.


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                  4. Covenants. The O&Y Partners jointly and severally covenant and agree with the Trustee as follows:


         (a) The O&Y Partners shall observe and perform each and every term, covenant and provision to be observed and performed by the O&Y Partners pursuant to the terms of the operating agreements of the Company and the Indenture applicable to them or any other agreement, mortgage, deed of trust, lease or recorded instrument affecting or pertaining to the O&Y Partners or the Company.

         (b) The O&Y Partners shall give the Trustee immediate notice of (i) the occurrence of any Event of Default (as hereinafter defined) under this Agreement, (ii) the occurrence of any event which with the lapse of time or notice or both would constitute an Event of Default or cause a dissolution of the Company, or (iii) any action or proceeding to which the O&Y Partners or the Company are a party, or affecting the O&Y Partners or the Company, an adverse determination of which would affect the O&Y Partners, the Company or the Collateral in a materially adverse manner.

                  5. Defaults. Any default by the O&Y Partners or the Company under this Agreement (including a failure to pay the Assumed Debt when due) which continues beyond five (5) days after written notice thereof by the Trustee to the O&Y Partners and the Company (without duplication of any cure period under the Indenture) shall constitute an Event of Default hereunder.

                  6. Rights and Remedies of Trustee. If an Event of Default shall occur, then the Trustee may, without the requirement of any notice declare any or all of the Assumed Debt to be immediately due and payable, and may immediately and without demand exercise any of its rights under the Uniform Commercial Code of the State of New York, it being expressly agreed that the Trustee may, at its sole option, exercise such right with respect to less than all of the Collateral, such as, more specifically but without limitation, with respect only to distributions and proceeds of the Company, leaving unexercised its rights with respect to the remainder of the Collateral; provided, however, that such partial exercise shall in no way be deemed a waiver of the Trustee's right to exercise its rights with respect to all or another portion of the remainder of the Collateral at a later time or times. Notwithstanding anything to the contrary contained in this Agreement, the Trustee's sole recourse shall be to the Collateral and the obligations in respect of the Assumed Debt shall be non-recourse to the O&Y Partners.

                  7. No Assumptions of Duties; Limitation on Liabilities. Nothing herein contained shall be construed to constitute the Trustee as either the O&Y Partners' or the Company's agent or as a partner in the Company for any purpose whatsoever except for the limited purposes of receiving the Collateral as provided herein. The Trustee does not by anything contained herein assume any of the O&Y Partners' or the Company's obligations under any contract, agreement, document or instrument relating to or binding upon the O&Y Partners or the Company or constituting a part of or relating to the Collateral and the Trustee will not be responsible in any way for the O&Y Partners' or the Company's performance of any of the terms and conditions thereof. Neither the Trustee nor any of its directors, officers, agents or employees shall be liable to any person or entity for any action taken or omitted by the Trustee or its officers, directors, agents or employees hereunder or with respect to any transaction contemplated by this Agreement except for the Trustee's or such officers', directors', agents' or employees' gross negligence or wilful misconduct.

                  8. Cessation of Liability of O&Y Partners. Notwithstanding anything to the contrary contained in this Agreement, upon execution by the

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Trustee of the Excess Amount Release, any and all liabilities and obligations of the O&Y Partners under this Agreement shall cease, including, without limitation, with respect to any breaches of covenants or failures to perform any obligations of the O&Y Partners prior to the execution of the Excess Amount Release.

                  9. Non-Waiver by Trustee. Neither failure nor delay on the part of the Trustee to exercise any right, remedy, power or privilege provided for herein or pursuant to the Plan of Reorganization or by statute or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. No modification or waiver of any provision of this Agreement, nor consent to any departure by the O&Y Partners therefrom shall be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the O&Y Partners in any case shall, of itself, entitle the O&Y Partners to any other or further notice or demand in similar or other circumstances. If any notice is required by law to be given to the O&Y Partners by the Trustee, five (5) days notice given by mail and addressed to the O&Y Partners, at the addresses herein set forth shall be deemed for all purposes to be reasonable notice.

                  10. Company Consent. The Company consents in all respects to the transactions effected by this Agreement, and agrees to be bound by all of the terms, covenants and provisions of this Agreement, including, without limitation, the right of the Trustee to declare the Assumed Debt immediately due and payable in accordance with the provisions hereof.

                  11. Notices. Any notice, request, demand, statement or consent made hereunder shall be in writing and shall be sent by registered or certified mail, return receipt requested, and shall be deemed given when postmarked and addressed as follows:

                  If to the O&Y Partners or to the Company:

                           c/o Olympia & York Companies
                           237 Park Avenue
                           New York, New York 10017

                           Attention: Managing Attorney


                  If to the Trustee:

                           Bankers Trust Company
                           Four Albany Street
                           New York, NY  10006
                           Attention: Corporate Trust and Agency Group
                                      Mr. Kevin Weeks


                  With a copy to:

                           Kelley Drye & Warren LLP
                           101 Park Avenue
                           New York, NY  10178
                           Attention:  David E. Retter, Esq.

Each party may designate a change of address by notice to the other party given at least 15 days before such change of address is to become effective.

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                  12. No Oral Change. This Agreement may not be modified,
amended, changed, discharged or terminated except by an agreement in writing signed by the parties hereto.

                  13. Severability. If any term, covenant or provision of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such term, covenant or provision.

                  14. Parties Bound. This Agreement shall be binding upon and inure to the benefit of the O&Y Partners, the Company and the Trustee and their respective heirs, executors, administrators, legal representatives, successors and assigns, including without limitation any successor or co-trustee appointed in accordance with the provisions of the Indenture.

                  15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in New York.

                  16. Counterparts. This Agreement may be executed in any number of counterparts and each such counterpart shall be deemed to constitute but one and the same instrument.


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                  IN WITNESS WHEREOF, the O&Y Partners, the Company and the
Trustee have duly executed this Agreement the day and year first written.


                                           237/1290 UPPER TIER ASSOCIATES, L.P.

                                           By:  O&Y NY Building Corp.,
                                                General Partner

                                                By:
                                                     Name:
                                                     Title:



                                           O&Y NY BUILDING CORP.


                                           By:
                                                Name:
                                                Title:



                                           O&Y EQUITY COMPANY, L.P., as debtor
                                           and debtor in possession

                                           By:  O&Y Equity General Partner
                                                Corp., General Partner as
                                                debtor and debtor in
                                                possession


                                                By:
                                                     Name:
                                                     Title:



                                           BANKERS TRUST COMPANY, as Trustee


                                           By:
                                                Name:
                                                Title:




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                                ACKNOWLEDGEMENTS

                                (to be attached)



C/M:  11764.0001 346143.8

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                                    EXHIBIT A

                             (Property Description)


C/M:  11764.0001 346143.8